UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 16, 2004


                                  INSYNQ, INC.
                          (Exact name of registrant as
                            specified in its charter)


     Nevada                    0-22814                      22-3894506
(State or other        (Commission File Number)     IRS Employer Identification
(jurisdiction of                                              Number)
 incorporation)


                            1127 Broadway Plaza, #202
                            Tacoma, Washington 98402
              (Address of principal executive offices and zip code)

                                 (253) 284-2000
                         (Registrant's telephone number,
                              including area code)



          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant

On July 16, 2004, the Company was authorized by its Articles of Incorporation to issue 500,000,000 common shares and had issued and outstanding 445,384,987 common shares. Also, on July 16, 2004, the Company's Common Stock was quoted on the OTC Bulletin board at $0.0017 per share. Accordingly, and based upon the terms of outstanding Convertible Debentures, Convertible Notes, and Warrants, the Company was required to have authorized a minimum of 7,800,142,513 shares of Common Stock reserved for issuance. Therefore, the Company did not have sufficient authorized Common Stock to comply with the requirements of the Convertible Debentures and the Notes.

To comply with the terms of the outstanding Convertible Debentures and the Convertible Notes, and the Warrants the Board of Directors, pursuant to Nevada Revised Statutes ("NRS") 78.207, declared a "reverse split" of one for fifty effective August 2, 2004 and, accordingly, the authorized Common Stock was reduced to 10,000,000 and the issued and outstanding Common Stock of 445,384,987 were reduced to approximately 8,907,700 shares of Common Stock. This did not eliminate the Company's lack of sufficient authorized Common Stock. In addition, the Board of Directors approved the issuance of a total of 165,000 Non-Participating Series A Preferred Stock, par value $.001 per share, (the "Preferred Stock") each share having 1,000 votes on all matters upon which stockholders are entitled to vote. The Preferred Stock was issued to three officers of the Company, two of whom are directors (see chart below.) The officers of the Company paid $.001 per share for the Preferred Stock. The Board of Directors believes that the issuance of the Preferred Stock was necessary in order that the Company obtain the requisite number of votes to amend the Articles of Incorporation to increase the authorized Common Stock of the Company.
The issuance of the control stock of the Company constitutes a change of control of the Company.

The Board of Directors has recommended that we increase the number of authorized shares of our Common Stock to 2,000,000,000 shares. On August 2, 2004, the holders of the issued and outstanding Preferred Stock executed their consent to the Amendment to increase the authorized Common Stock. The Amendment will be filed 20 days subsequent to the date upon which a Definitive Information Statement is distributed to stockholders.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth, as of August 2, 2004, certain information as to the stock ownership of each person know by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, each director of the Company who owns shares of Common Stock and Preferred Stock, and by all officers and directors as a group. This table includes the shares of Preferred Stock, which have the right in the aggregate to cast 95.73% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.

----------------------------------- ---------------------- ---------------------- -----------------------
  Name and Address of Beneficial     Number of Shares of   Number of Shares of     Aggregate Percentage
              Owner                  Common Stock Owned    Series A Preferred        of Voting Rights
                                           (1)(2)          StockOwned (1)(3)(4)
----------------------------------- ---------------------- ---------------------- -----------------------
John P. Gorst                              98,626                 55,000                  31.7%
1127 Broadway Plaza #202
Tacoma, WA  98402
----------------------------------- ---------------------- ---------------------- -----------------------
M. Carroll Benton                          78,724                 55,000                  31.7%
1127 Broadway Plaza #202
Tacoma, WA  98402
----------------------------------- ---------------------- ---------------------- -----------------------
Joanie C. Mann                             10,898                 55,000                  31.7%
1127 Broadway Plaza #202
Tacoma, WA  98402
----------------------------------- ---------------------- ---------------------- -----------------------
Plaza Corp                                1,300,000                 -0-                   14.6%
10 Wanless Avenue, Ste 201
Toronto, ON, Canada M4N1V6
----------------------------------- ---------------------- ---------------------- -----------------------
Director and Officers as a Group           188,019                165,000                 94.98%
----------------------------------- ---------------------- ---------------------- -----------------------


(1) Except as otherwise indicated, all shares are beneficially owned and the persons named hold sole voting and investment power. (2) Each share of Common Stock is entitled to one vote per share. (3) Each share of Preferred Stock is entitled to 1,000 votes at any meeting of stockholders.
        (4) Acquired on August 2, 2004



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         INSYNQ, INC.

         Dated: August 2, 2004      By: /s/ John P. Gorst
                                        --------------------------------------
                                        John P. Gorst, Chief Executive Officer


EXHIBIT INDEX

Exhibit No.        Description

2.1      Articles of Incorporation.
2.2      Amendment to Articles of Incorporation.
2.3      Certificate of Designation.
2.4      Certificate of Change
99.1     Press Release, dated July 20, 2004.

EXHIBIT 2.1
                            ARTICLES OF INCORPORATION

                                       OF

                                  Insynq, Inc.

         For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the Nevada Revised Statutes, the undersigned incorporator does hereby adopt and make the following Articles of Incorporation:

         FIRST: The name of the corporation (hereinafter called the corporation) is Insynq, Inc.

         SECOND: The name of the corporation's resident agent in the State of Nevada is The Corporation Trust Company of Nevada. and the street address of the said resident agent where process may be served on the corporation is 6100 Neil Road, Reno, Washoe County, Nevada 89511. The mailing address and the street address of the said resident agent are identical.

         THIRD: The aggregate number of shares of all classes of capital stock, which the corporation has authority to issue is 510,000,000 of which 500,000,000 are to be shares of common stock, $.001 par value, and 10,000,000 are to be preferred stock, $.001 par value. The shares may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders except as otherwise provided by the Nevada Revised Statutes, these Articles of Incorporation, or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the corporation, which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

                  (a) Except as provided in Articles of Incorporation, or in the powers, designations preferences and relative rights of any preferred stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

                  Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitle in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the corporation.

                  In the event of any liquidation, dissolution or winding up of the corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind.

                  Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the corporation.

                  (b) Except as provided in these Articles of Incorporation, the board of directors of the corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

                           (1) the distinctive serial designation and the number
of shares constituting such series;

                           (2) the rights in respect of dividends, if any, to be
                  paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                           (3) the voting powers, full or limited, if any, of
                  the shares of such series;

                           (4) whether the shares of such series shall be
                  redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed:

                           (5) the amount or amounts payable upon the shares of
                  such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation;

                           (6) whether the shares of such series shall be
                  entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

                           (7) whether the shares of such series shall be
                  convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                           (8) the subscription or purchase price and form of
                  consideration for which the shares of such series shall be issued; and

                           (9) whether the shares of such series which are
                  redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock.

                           Each share of each series of preferred stock shall
                  have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

                  (c) No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

                  (d) No shares of any class or series shall have cumulative voting rights in the election of directors.

         FOURTH: The following provisions shall govern the conduct of meetings of the stockholders of the corporation:

                  (a) Meetings of the stockholders may be held at such place as the bylaws may provide.

                  (b) Any action required or permitted to be taken at any annual or special meeting of stockholders may be effected by written consent of stockholders constituting a majority of the voting power entitled to vote on such matter at a meeting.

                  (c) Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors of the corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose power and authority include the power and authority to call such meetings but special meetings may not be called by another person or persons.

                  (d) Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the corporation or by any stockholder of the corporation entitled to vote generally in the election of directors. In order for a stockholder of the corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

                  (e) Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as the appear on the corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles of Incorporation to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

                  (f) The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

         FIFTH: The governing board of the corporation shall be styled as a "Board of Directors", and any member of said board shall be styled as a "Director." The number of members constituting the first board of directors of the corporation is three; and the name and the post office box or street address, either residence or business, of each of said members are as follows:

        CLASS                            NAME          ADDRESS
       Class III           John P. Gorst          1127 Broadway Plaza, Suite 10
                                                  Tacoma, WA 98402
       Class II            M. Carroll Benton      1127 Broadway Plaza, Suite 10
                                                  Tacoma, WA 98402
       Class I             David D. Selmon        1127 Broadway Plaza, Suite 10
                                                        Tacoma, WA 98402

         The number of directors of the corporation may be increased or decreased in the manner provided in the bylaws of the corporation; provided, that the number of directors shall never be greater than 15 nor less than one (exclusive of directors, if any, to be elected by holders of preferred stock of the corporation). Exclusive of directors, if any, elected by the holders of preferred stock, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the vote of a majority of the remaining directors, though less than a quorum.

         The board of directors of the corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows:
(1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and
(2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. Directors of Class I shall hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall hold office for a term expiring at the third succeeding annual meeting after the formation of the corporation. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

         Should the number of directors of the corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

         Whenever the holders of any one or more series of preferred stock of the corporation shall have the right voting separately as a class, to elect one or more directors of the corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Section. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the corporation elect one or more directors of the corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

         SIXTH : The name and the post office box or street address, either residence or business, of the incorporator signing these Articles of Incorporation are as follows:

         NAME                           ADDRESS
        John P. Gorst                   1127 Broadway Plaza, Suite 10
                                        Tacoma, WA 98402
        M.                              Carroll Benton 1127 Broadway Plaza,
                                        Suite 10 Tacoma, WA 98402

         SEVENTH: The corporation shall have perpetual existence.

         EIGHTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented.

         NINTH: The corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         TENTH: The nature of the business of the corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity. The corporation shall have all the powers of a corporation organized under the Nevada Revised Statutes.

         ELEVENTH: These Articles of Incorporation and the bylaws of the corporation may be repealed, altered, amended or rescinded only by a vote of a majority of the entire board of directors or a majority of the outstanding shares of capital stock, voting as classes.

         TWELFTH: Upon written demand of the Corporation, each record holder of any shares of the capital stock of any class or series of the Corporation shall provide the Corporation with the name and address of each person for whom such person holds such shares as the beneficial owner, the number, class and series of the shares so held, and manner of holding such shares. Likewise, upon written demand of the Corporation, each beneficial holder of any shares of the capital stock of any class or series of the Corporation shall provide the Corporation with the name and address of any person who has an interest in such shares, directly or indirectly, and the nature of such interest. As used herein, the terms "beneficial owner" shall mean and include any person who has the sole or joint right to dispose of the shares or direct the disposal of shares, the sole or joint economic interest in the shares, or the sole or joint right to receive or direct the receipt of dividends or other distributions relating to the shares.

         I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, do make and file these articles of in corporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 17th day of October, 2002.

/s/ John P. Gorst                                    /s/ M. Carroll Benton
-------------------------------------       ------------------------------------
John P. Gorst                                        M. Carroll Benton


STATE OF WASHINGTON

COUNTY OF Pierce

         On this _17 day of October 2002, before me, a Notary Public personally appeared John P. Gorst and M. Carroll Benton, who acknowledged that she executed the above instrument.

         /s/ Bobby E. Scanlon__ Notary Public

EXHIBIT 2.2

                                 "ARTICLE THIRD"


         THIRD: The aggregate number of shares of all classes of capital stock, which the corporation has authority to issue is 2,010,000,000 of which 2,000,000,000 are to be shares of common stock, $.001 par value, and 10,000,000 are to be preferred stock, $.001 par value. The shares may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders except as otherwise provided by the Nevada Revised Statutes, these Articles of Incorporation, or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and non-assessable. In the case of a stock dividend, the part of the surplus of the corporation, which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

         (a) Except as provided in Articles of Incorporation, or in the powers, designations preferences and relative rights of any preferred stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitle in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the corporation.

         In the event of any liquidation, dissolution or winding up of the corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind.

         Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the corporation.

          (b) Except as provided in these Articles of Incorporation, the board of directors of the corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:


                             (1) the distinctive serial designation and the number of shares constituting such series;

                             (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                             (3) the voting powers, full or limited, if any, of the shares of such series;

                             (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed:

                             (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation;

                             (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

                             (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                             (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

                             (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but un-issued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock.

                             Each share of each series of preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.



         (c) No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

         (d) No shares of any class or series shall have cumulative voting rights in the election of directors.

EXHIBIT 2.3

                           Certificate of Designation

                                       of

                            Series A Preferred Stock

                                       Of

                                  Insynq, Inc.

                            (Pursuant to NRS 78.1955)



         1. Name of Corporation: Insynq, Inc.

         2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

         Series A Preferred Stock

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall initially be 1,000,000.

         Section 2. Dividends and Distributions. The holders of the Series A Preferred Stock shall not be entitled to any dividends or distributions that the holders of the common stock, par value $.001 per share (the "Common Stock") of the Company shall receive, when, as, and if declared by the Board of Directors of the Company.

         Section 3. Voting Rights. The holders of the Series A Preferred Stock shall have the following voting rights:

         (A) Each share shall entitle the holder thereof to 1,000 votes on all matters upon which the stockholders of the Company are entitled to vote.

         (B) Except as otherwise provided in the Certificate of Incorporation of the Company, in any other Certificate of Designations creating a series of A Preferred stock or any similar stock, or By-law, the holders of the shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters on which the stockholders of the Company are entitled to vote.

         (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Company's Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         Section 5. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made to the holders of shares of the Series A Preferred Stock

         Section 6. Consolidation, Merger, etc. In case the Company shall complete any consolidation, merger, combination or other transaction in which the Company is not the surviving corporation and the shares of Common Stock are exchanged for, or changed into, other stock or securities, cash and/or any other property, then in any such case, each issued and outstanding share of Series A Preferred Stock shall thereafter have no voting rights and be redeemed by the surviving company at the Series A Preferred Stock par value. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the voting rights per share of the Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 7. Redemption. The shares of Series A Preferred Stock shall be redeemable at any time at par value at the discretion of the Board of Directors..

         Section 9. Amendment. The Certificate of Incorporation of the Company shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of a majority of the Board of Directors


         IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its Chief Executive Officer and attested by its Secretary this 16th day of July, 2004.

                                            /s/ John P. Gorst
                                            John P. Gorst,
                                            Chief Executive Officer


                                            Attest:

                                            /s/ M. Carroll Benton
                                            M. Carroll Benton, Secretary

EXHIBIT 2.4
               Certificate of Change filed Pursuant to NRS 78.209
                         For Nevada Profit Corporations



1  Name of corporation:  Insynq, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of stockholders.

3. The current number of authorized shares and the par value of each class or series before the change:

                  500,000,000 common shares $.001 par value
                   10,000,000 preferred shares $.001 par value

4. The number of authorized shares and the par value of each class of shares after the change is:

                  10,000,000 common shares, par value $.001
                  10,000,000 preferred shares $001 par value

5 The number of shares of each affected class to be issued after the change in exchange for each issued share of the same class:

                  .020

6. The provisions for the issuance of fractional shares, or the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

                  1%

7. Effective Date - August 2, 2004

8.  Officer Signature____/s/ John P. Gorst__    President

EXHIBIT 99.1

Market Wire on 07/20/2004 04:30 ET (07/20/2004 01:30 PT)


         Insynq, Inc. announces the Board of Directors of the Company approves a 1 for 50 "reverse split" of its common shares.

         TACOMA, Washington. --(Marketwire)--July 20, 2004 -Insynq Inc., announced today that its Board of Directors has approved a 1 for 50 reverse split of its common shares.

The record and effective date for the reverse split is August 2, 2004. Insynq currently has 445,384,987 common shares issued and outstanding. After the reverse split, there will be approximately 8,907,700 shares issued and outstanding. The board of directors declared the reverse split in accordance with NRS 78:207 and, accordingly, the amount of common shares authorized will be reduced from 500,000,000 to 10,000,000.

In addition, the board of directors approved the issuance of a total of 165,000 Series A Non-Participating Preferred Stock, each share of which will have 1,000 votes on all matters upon which stockholders are entitled to vote. John Gorst, CEO of the Company stated that, "The issuance of the Non-Participating Preferred Stock is necessary in order that the Company obtain the requisite number of the votes to amend the Articles of Incorporation to increase the authorized common shares of the Company subsequent to August 2, 2004."

The Company anticipates that stockholders will approve the increase of authorized common shares from 10 million to 2 billion. The increase of the authorized common shares will enable the Company to comply with its commitments to reserve a sufficient amount of shares to satisfy the conditions of its most recent financing." Mr. Gorst further stated that, "Prior to the issuance of the Non-Participating Preferred Stock, the Company was unable to achieve the requisite number of shares to take stockholder action because of the number of stockholders whose whereabouts are unknown. The Company did not believe that the requisite number of shares to take stockholder action could be achieved in the time frames required by its most recent vital financing activities."


About InsynQ
InsynQ has been delivering outsourced software application hosting and managed IT services since 1997. InsynQ allows business customers to "turn on" their software applications and workstations instantly through any web enabled computer, regardless of operating system. What's more, InsynQ subscribers can freely access their software and data from any computer, anywhere in the world. The company also offers IT and network integration consulting, multimedia development, a broad range of business application services, and infrastructure management services. For more information, visit us at www.insynq.com or call us at 253-284-2000.

Forward Looking Statements
Statements made in this press release that state the Company or management's intentions, beliefs, expectations, or predictions for the future are forward-looking statements. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include: the ability to complete systems within currently estimated time frames and budgets; the ability to compete effectively in a rapidly evolving and price competitive marketplace; changes in the nature of telecommunications regulation in the United States and other countries; changes in business strategy; the successful integration of newly-acquired businesses; the impact of technological change; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission.